EXHIBIT 10.11

                                                              CONFORMED COPY



                                                   FIFTH AMENDMENT dated as of
                                          January 18, 2002 (this "Amendment") to
                                          Credit Agreement dated as of February
                                          22, 2000 (as previously amended, the
                                          "Credit Agreement") among UCAR
                                          INTERNATIONAL INC., a Delaware
                                          corporation ("UCAR"), UCAR GLOBAL
                                          ENTERPRISES INC., a Delaware
                                          corporation ("Global"), UCAR FINANCE
                                          INC., a Delaware corporation (the
                                          "Borrower"), the LC Subsidiaries from
                                          time to time party thereto, the
                                          Lenders from time to time party
                                          thereto and JPMORGAN CHASE BANK, as
                                          Administrative Agent, Collateral Agent
                                          and Issuing Bank.

               A. Pursuant to the Credit Agreement, the Lenders and the Issuing Bank have extended and have agreed to extend credit to the Borrower and the LC Subsidiaries, on the terms and subject to the conditions set forth therein.

               B. The Borrower has requested an amendment of the Credit Agreement as set forth herein.

               C. The Required Lenders are willing to agree to such amendment on the terms and subject to the conditions set forth herein.

               D. Each capitalized term used and not otherwise defined herein shall have the meaning assigned to it in the Credit Agreement.

               Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

               SECTION 1.  AMENDMENTS TO THE CREDIT AGREEMENT. (a)(i) Section
1.01 of the Credit Agreement is hereby amended by amending and restating in its entirety the definition of "Amendment Fees" as follows:

                      "AMENDMENT FEES" shall mean, collectively, the Amendment
               Fee as such term is defined in each of the First Amendment dated as of October 11, 2000 to this Agreement, the Second Amendment dated as of April 25, 2001 to this Agreement, the Third Amendment dated as of July 10, 2001 to this Agreement, the Fourth Amendment dated as of December 6, 2001 to this Agreement, and the Fifth Amendment dated as of January

               18, 2002 to this Agreement, plus any other fees, costs and expenses incurred in connection with such amendments, including, but not limited to, attorneys' fees.

               (b) Section 1.01 of the Credit Agreement is hereby amended by adding thereto, in the appropriate alphabetical order the following definitions:

                      "EU LETTER OF CREDIT" shall mean any letter of credit
               issued to secure the payment to the European Union of the antitrust fine owed thereto.

                       "GRAFTECH" shall mean, initially, Graftech Inc. and,
               following its name change in the Realignment Transactions, Graftech Technology Company Inc.

                      "INTERCOMPANY SENIOR LOANS" shall mean a loan (a) made by
               the Borrower to an Intercompany Borrower having substantially the same terms as the Intercompany Term Loans (or other terms approved by the Administrative Agent), but not secured by any asset (other than, at any time that Graftech is not a guarantor of the Senior Notes, a Lien on the Capital Stock of Graftech then held by UCAR, Global or any Subsidiary that is junior to the Lien of the Lenders thereon) and not benefiting from any Guarantee (other than unsecured guarantees from Subsidiaries that guarantee the Intercompany Loans and other than in the case of the Intercompany Senior Loan of UCAR Holdings S.A., which may be guaranteed by UCAR SNC; PROVIDED that the Intercompany Loans of UCAR Holdings S.A. are also guaranteed by UCAR SNC); (b) all the proceeds of which shall have been used by such Intercompany Borrower to repay Intercompany Term Loans; and (c) at the time of the initial issuance thereof, the principal amount of which shall be in the same proportion to the principal amount of the Intercompany Term Loan of such Intercompany Borrower as the proportion between the Intercompany Senior Loan and the Intercompany Term Loan of each other Intercompany Borrower.

                      "SENIOR NOTES" shall mean senior notes of the Borrower
               having terms no less favorable to the Borrower and the Lenders than those contemplated by Exhibit A to the Fifth Amendment to this Agreement.

                (c) The definition of "Applicable Rate" is hereby amended by deleting Tables I and II set forth therein and substituting therefor the following:




                      TABLE I

                  --------------------------------------------------------------------
                                                                            COMMITMENT
                                           EUROCURRENCY    BASE RATE        FEE
                  LEVERAGE RATIO:          SPREAD          SPREAD           RATE

                  --------------------------------------------------------------------
                         CATEGORY 1
                           > 3.75          3.375%          2.375%           0.500%
                           -
                  --------------------------------------------------------------------


                         CATEGORY 2
                     < 3.75 and > 3.50     3.250%          2.250%           0.500%
                                -
                  ---------------------------------------------------------------------
                         CATEGORY 3
                     < 3.50 > 2.75         3.125%          2.125%           0.500%
                            -
                  ---------------------------------------------------------------------
                         CATEGORY 4
                     < 2.75 and > 2.50     2.875%          1.875%           0.500%
                                -
                  ---------------------------------------------------------------------
                         CATEGORY 5
                     < 2.50 and > 2.25     2.375%          1.375%           0.375%
                                -
                  ---------------------------------------------------------------------
                         CATEGORY 6
                     < 2.25 and > 2.00     2.125%          1.125%           0.375%
                                -
                  ---------------------------------------------------------------------
                         CATEGORY 7
                     < 2.00 and > 1.75     1.875%          0.875%           0.375%
                                -
                  ---------------------------------------------------------------------
                         CATEGORY 8
                          < 1.75           1.375%          0.375%           0.375%

                  ---------------------------------------------------------------------


                      TABLE II

                  ---------------------------------------------------------------------
                      LEVERAGE RATIO:      EUROCURRENCY          BASE RATE
                                           SPREAD                SPREAD
                  ---------------------------------------------------------------------
                        CATEGORY 1
                          > 3.75           3.625%                2.625%
                          -
                  ---------------------------------------------------------------------
                        CATEGORY 2
                     < 3.75 and > 3.50     3.500%                2.500%
                                -
                  ---------------------------------------------------------------------
                        CATEGORY 3
                       < 3.50 > 2.75       3.375%                2.375%
                              -
                  ---------------------------------------------------------------------
                        CATEGORY 4
                     < 2.75 and > 2.50     3.375%                2.375%
                                -
                  ---------------------------------------------------------------------
                        CATEGORY 5
                     < 2.50 and > 2.25     2.875%                1.875%
                                -
                  ---------------------------------------------------------------------
                        CATEGORY 6
                     < 2.25 and > 2.00     2.875%                1.875%
                                -
                  ---------------------------------------------------------------------
                        CATEGORY 7
                     < 2.00 and > 1.75     2.875%                1.875%
                                -
                  ---------------------------------------------------------------------
                        CATEGORY 8
                          < 1.75           2.875%                1.875%
                  ---------------------------------------------------------------------


               (d) The definition of "Collateral and Guarantee Requirement" is hereby amended by adding at the end of clause (a) thereof the phrase "; and PROVIDED FURTHER that no person shall be required to pledge any Intercompany Senior Loan".

               (e) The definition of "Total Debt" is hereby amended by inserting the phrase "without duplication" before the phrase "all Capital".

               (f) The definition of "EBITDA" is hereby amended by deleting the "and" prior to clause (g) thereof and inserting immediately prior to the phrase ", minus" the phrase "and (h) any breakage fees or other fees or expenses paid in connection with the prepayment of Term Loans in connection with the issuance of the Senior Notes".

               (g) The definition of "Wholly Owned Subsidiary" is hereby amended by deleting the phrase "any Subsidiary included in Brazil or" and by inserting after the phrase "Russian corporation," the phrase "Graftech, UCAR Carbon Mexicana S.A. de C.V., UCAR Carbon S.A. or any subsidiary of any of the foregoing".

               (h) Section 1.03 of the Credit Agreement is hereby amended by adding at the end thereof the sentence: "Each reference herein to "director's qualifying shares" or similar terms shall be deemed to include a reference to "or other de minimis amounts of equity required under applicable local law to be owned by local persons".

               (i) Section 2.09(d) of the Credit Agreement is hereby amended by inserting in the proviso thereof immediately following the phrase "with the Net Proceeds received from the UCAR Equity Offering" the phrase "or the issuance of the Senior Notes".

               (j) Section 2.10(c) of the Credit Agreement is hereby amended by deleting in clause (iii) of the parenthetical contained therein the phrase "clause (B) of the proviso thereto" and replacing it with the phrase "clause
(A)(2) or (B)(y) of the proviso thereto".

               (k) Section 3.03(b) of the Credit Agreement is hereby amended by deleting the "and" at the end of clause (ii) thereof, replacing the "." at the end of clause (iii) thereof with "; and" and adding immediately after clause
(iii) thereof the following new clause (iv):

               "(iv) the proceeds of each Intercompany Borrower's Intercompany Senior Loan may be used to prepay the Intercompany Term Loan of such Intercompany Borrower."

               (l) Section 7.01(a) of the Credit Agreement is hereby amended by
(i) inserting in clause (xiii) thereof between the phrases "Term Loans," and "and by the Borrower" the phrase "(or are otherwise advanced to the Borrower)"; and (ii) deleting clause (xiv) and substituting therefor the following:

               "(xiv) Senior Notes not guaranteed by any person other than UCAR, Global and the Domestic Subsidiaries in an aggregate principal amount not to exceed $400,000,000; any unsecured Guarantee by UCAR, Global or any Domestic Subsidiary of the Senior Notes; and Intercompany Senior Loans (and Guarantees of the Intercompany Senior Loans by Subsidiaries that Guarantee the Intercompany Loans and any Guarantee by UCAR SNC of the Intercompany Senior Loan of UCAR Holdings S.A.; PROVIDED that the Intercompany Loans of UCAR Holdings S.A. are guaranteed by UCAR SNC) in an aggregate principal amount at the time of the incurrence of any thereof not to exceed the aggregate principal amount of the Senior Notes at such time; PROVIDED that (A) if the aggregate principal amount of the Senior Notes exceeds $300,000,000, then (1) 100% of the Net Proceeds of the first $250,000,000 aggregate principal amount thereof, and (2) 50% of the Net Proceeds of the next $150,000,000 aggregate principal amount thereof, shall be applied to prepay Term Loans in accordance with Section 2.10(c); and (B) if the aggregate principal amount of the Senior Notes does not exceed $300,000,000, then (x) 100% of the Net Proceeds of the first $200,000,000 aggregate principal amount thereof, and (y) 50% of the Net Proceeds of the next $100,000,000 aggregate principal amount thereof, shall be applied to prepay Term Loans in accordance with Section 2.10(c); and"

               (m) Section 7.01(b)(iv) is hereby amended by replacing the "and" therein with a "," and inserting after the reference therein to "(xii)" a reference to "and (xiv)".

               (n) Section 7.02 of the Credit Agreement is hereby amended by (i) adding at the end of clause (n) thereof the phrase "or is effectively stayed", and (ii) deleting the "and" at the end of clause (t) thereof, replacing the "." at the end of clause (u) thereof with ";" and adding immediately after clause
(u) thereof the following new clauses (v) and (w):

               "(v) Liens on Intercompany Senior Loans to secure Senior Notes or to secure the Obligations, PROVIDED that the aggregate principal amount of Intercompany Senior Loans securing Senior Notes shall not at any time exceed the aggregate principal amount at such time of the Senior Notes; and

               (w) at any time that Graftech is not a guarantor of the Senior Notes, a Lien on the Capital Stock of Graftech then held by UCAR, Global or any Subsidiary that is junior to the Lien of the Lenders thereon."

               (o) Section 7.04(j) of the Credit Agreement is hereby amended by
(i) replacing each reference to "2.75:1.00" in the Schedule A referred to therein with a reference to "4.50:1.00" and by replacing the reference in such Schedule A to "$75,000,000" in the category based on the Leverage Ratio being "greater than or equal to 4.50:1.00" with a reference to "$50,000,000", (ii) deleting the references to "Effective Date" in clause (ii) thereof and replacing them with "Amendment Effective Date (as defined in the Fifth Amendment to this Agreement)" and (iii) adding at the end thereof the phrase "(it being understood that any noncash investment in the Jilin joint venture made after the Amendment Effective Date (as defined in the Fifth Amendment to this Agreement) pursuant to a contractual commitment entered into prior to the such date shall not be counted in determining compliance with the numerical limitations hereof)".

                             (p) Clause (c) of Section 7.08 of the Credit
Agreement is hereby deleted and replaced with the following:

               "(c) in the case of the Borrower, own any Capital Stock of any person or engage at any time in any business activity other than (i) performance of its obligations under the Loan Documents and in respect of the Senior Notes, (ii) ownership of the Intercompany

        Loans and the Intercompany Senior Loans, (iii) conducting treasury and cash management functions for UCAR, Global and the Subsidiaries consistent with past practices and (iv) activities required by law to maintain its status as a corporation.

                             (q) Section 7.09 of the Credit Agreement is hereby
amended by adding at the end thereof the following new paragraph (d):

               "(d) Directly or indirectly, make any payment, retirement, repurchase or redemption on account of all or any part of the principal of the Senior Notes or directly or indirectly prepay or defease all or any portion of the Senior Notes, except that the Borrower may, to the extent permitted without penalty or premium under the Senior Notes prior to the third anniversary of the issuance thereof and so long as no Default or Event of Default shall exist or result therefrom, prepay up to 35% of the initial aggregate principal amount of the Senior Notes with (i) if at the time of receipt thereof the Leverage Ratio at the end of the most recent fiscal quarter for which financial statements shall have been received under Section 6.04(a) or (b) (computed on a pro forma basis after giving effect to the prepayment to be made) is less than
        3.75 to 1.00, up to 50% of the proceeds received by UCAR or any of its subsidiaries from the UCC/MC Lawsuit (including a judgment thereunder or a settlement thereof or arising out of any other disposition of the claims therein) or (ii) the portion of the Net Proceeds remaining in respect of the issuance of any Capital Stock of UCAR after giving effect to the prepayment of Loans required under Section 2.10(c) in respect thereof; PROVIDED that, substantially contemporaneously with such prepayment of Senior Notes, Intercompany Senior Loans shall be released from the Lien of the Senior Notes in an aggregate principal amount sufficient so that the aggregate principal amount of Intercompany Senior Loans subject to such Lien shall not exceed the aggregate principal amount of the Senior Notes."

               (r) Section 7.11 of the Credit Agreement is hereby amended by (i) deleting the table set forth therein and substituting therefor the following:

               ----------------------------------------------------------------
                 FROM AND INCLUDING:     TO AND INCLUDING:        RATIO:
               ----------------------------------------------------------------
                   Fifth Amendment       September 30, 2003       1.75:1.0
                    Effective Date
               ----------------------------------------------------------------
                   October 1, 2003       December 31, 2004        2.00:1.0
               ----------------------------------------------------------------
                   January 1, 2005       September 30, 2005       2.50:1.0
               ----------------------------------------------------------------
                   October 1, 2005       September 30, 2006       3.00:1.0
               ----------------------------------------------------------------
                   October 1, 2006       Tranche B Maturity       3.50:1.0
                                         Date
               ----------------------------------------------------------------


and (ii) deleting the further proviso contained therein and replacing it with the following further proviso:

               "; PROVIDED FURTHER HOWEVER, that for purposes of calculating the Interest Coverage Ratio to determine compliance with this Section, (A) to the extent that (i) any amount of the Amendment Fees, (ii) any fees, costs and expenses (including fees of counsel and experts) paid or incurred by UCAR, Global, the Borrower or any Subsidiary in connection with the UCC/MC Lawsuit, up to $20,000,000 in the aggregate and $3,000,000 in any one fiscal quarter or (iii) any fees, costs and expenses paid or incurred by UCAR, Global, the Borrower or any LC Subsidiary in respect of any EU Letter of Credit are deducted in determining the consolidated net income of UCAR, Global, the Borrower and the Subsidiaries and are not added back by the definition of EBITDA, such amount shall be added back to EBITDA, and (B) Cash Interest Expense shall not include any amounts attributable to Indebtedness incurred to finance the Amendment Fees, the EU Letter of Credit or the fees, costs or expenses paid in connection with the UCC/MC Lawsuit."

               (s) Section 7.12 of the Credit Agreement is hereby amended by (i) deleting the table set forth therein and substituting therefor the following:

               ----------------------------------------------------------------
                 FROM AND INCLUDING:     TO AND INCLUDING:        RATIO:
               ----------------------------------------------------------------
               Effective Date of Fifth   September 30, 2002       6.50:1.0
                  Amendment
               ----------------------------------------------------------------
                   October 1, 2002       December 31, 2002        6.25:1.0
               ----------------------------------------------------------------
                   January 1, 2003       September 30, 2003       5.75:1.0
               ----------------------------------------------------------------
                   October 1, 2003       December 31, 2003        5.00:1.0
               ----------------------------------------------------------------
                   January 1, 2004       September 30, 2004       4.00:1.0
               ----------------------------------------------------------------
                   October 1, 2004       September 30, 2005       3.75:1.0
               ----------------------------------------------------------------
                   October 1, 2005       September 30, 2006       3.75:1.0
               ----------------------------------------------------------------
                   October 1, 2006       Tranche B Maturity Date  3.50:1.0
               ----------------------------------------------------------------

and (ii) deleting the further proviso contained therein and replacing it with the following further proviso:

               "; PROVIDED FURTHER HOWEVER, that for purposes of calculating the Leverage Ratio to determine compliance with this Section, (A) to the extent that (i) any amount of the Amendment Fees, (ii) any fees, costs and expenses (including fees of counsel and experts) paid or incurred by UCAR, Global, the Borrower or any Subsidiary in connection with the UCC/MC Lawsuit, up to $20,000,000 in the aggregate and $3,000,000 in any one fiscal quarter or (iii) any fees, costs and expenses paid or incurred by UCAR, Global, the Borrower or any LC Subsidiary in respect of any EU Letter of Credit are deducted in determining the consolidated net income of UCAR, Global, the Borrower and the Subsidiaries and is not added back by the definition of EBITDA, such amount shall be added back to EBITDA, and (B) Net Debt shall not include Indebtedness incurred to finance (i) the Amendment Fees,

               (ii) any fees, costs and expenses (including fees of counsel and experts) paid or incurred by UCAR, Global, the Borrower or any Subsidiary in connection with the UCC/MC Lawsuit, up to $20,000,000 in the aggregate and $3,000,000 in any one fiscal quarter or (iii) any fees, costs and expenses paid or incurred by UCAR, Global, the Borrower or any LC Subsidiary in respect of any EU Letter of Credit."

               (t) Each of the following provisions of the Credit Agreement relating to Graftech shall be amended as set forth below:

                      (i) The penultimate sentence of the definition of
               "Collateral and Guarantee Requirement" is hereby amended by deleting the "(a)" therein and by deleting the phrase "and (b) none of UCAR, Global or any Subsidiary shall be required to pledge the Capital Stock of Graftech Technology Company Inc"

                      (ii) The definition of "Unrestricted Subsidiary" is hereby amended to delete in clause (a) the phrase "Graftech Technology Company Inc. and"; to delete in the parenthetical contained in clause (a) the phrase "other than Graftech Technology Company Inc."; and to delete in clause (a) the parenthetical "(except that the Capital Stock of Graftech Technology Company Inc. may be so owned while UCAR is diligently acting to transfer the ownership of such Capital Stock to UCAR)".

                      (iii) Section 7.04(j) is hereby amended by deleting the
               phrase "(A) no more than $15,000,000 of such amount at any time may be invested in Graftech Technology Company Inc. and (B)".

                      (iv) Section 7.05 is hereby amended by (i) deleting the
               phrase ", subject to Section 7.06(f)," from the last sentence of clause (i) thereof, (ii) adding an "and" at the end of such clause (i), (iii) deleting clause (k) therefrom, and (iv) relettering the last clause thereof "(k)" rather than "(l)".

                       (v) Section 7.06 shall be amended by deleting clause (f)
               and clause (g) thereof, adding at the end of clause (e) thereof the word "and" and by relettering the last clause thereof "(f)" rather than "(h)".

                      (u) The Agents are hereby directed and authorized to take
               such action and to execute such documents as the Borrower may reasonably request, at the Borrower's sole expense, including consents to the Liens permitted under Section 7.02(v) and (w), to facilitate or permit the transactions contemplated hereunder in respect of the Senior Notes, the Intercompany Senior Loans and the Intercompany Term Loans.

               SECTION 2. REPRESENTATIONS AND WARRANTIES. Each of UCAR, Global and the Borrower represents and warrants to each Lender as of the date hereof and as of the Amendment Effective Date that after giving effect to this
Amendment: (a) the representations and warranties set forth in Article IV of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of the earlier date), and (b) no Default or Event of Default has occurred and is continuing.

               SECTION 3. EFFECTIVENESS. This Amendment shall become effective when the Administrative Agent or its counsel shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, UCAR, Global and the Required Lenders, but the provisions of Section 1 above shall not become effective until as of the first date (the "AMENDMENT EFFECTIVE DATE") on which the following conditions are met: (a) the Borrower shall have received gross proceeds in respect of the Senior Notes in an amount not less than $250,000,000 and Term Loans shall have been prepaid in an aggregate principal amount not less than that required under Sections 2.10(c) and 7.01(a)(xiv) as amended hereby in connection with the issuance of such Senior Notes; (b) the Collateral and Guarantee Requirement shall have been satisfied with respect to Graftech and in connection therewith each of Graftech and its subsidiaries shall have become a Guarantor and shall have entered into each applicable Security Document and UCAR Carbon Company Inc. shall have pledged all the Capital Stock of Graftech to secure the Obligations; (c) each Lender shall have received the Amendment Fee required to be paid to it pursuant to Section 4 below and (d) the representations and warranties set forth in Section 2 above shall be true and correct on and as of such date. Notwithstanding anything herein to the contrary, the Amendment Effective Date shall not occur after March 15, 2002.

               SECTION 4. AMENDMENT FEE. The Borrower agrees to pay to each Lender that executes and delivers to the Administrative Agent (or its counsel) a copy of this Amendment at or prior to 5:00 p.m., New York City time, on January 18, 2002, an amendment fee (the "AMENDMENT FEE") in an amount equal to 0.25% of such Lender's Revolving Commitment (whether used or unused) and outstanding Term Loans, in each case based on the amount outstanding immediately after the issuance of the Senior Notes and the application of the Net Proceeds therefrom in accordance with Section 2.10(c); PROVIDED that the Borrower shall have no liability for any such Amendment Fee if the Amendment Effective Date shall not occur. Such Amendment Fee shall be payable on the Amendment Effective Date.

               SECTION 5. EFFECT OF AMENDMENT. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Issuing Bank, the Collateral Agent or the Administrative Agent, under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

               SECTION 6. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

               SECTION 7. APPLICABLE LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

               SECTION 8. HEADINGS. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                            [SIGNATURE PAGES FOLLOW]

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date and year first above written.



                                 UCAR INTERNATIONAL INC.,

                                 By: /s/ Walter D. Carter, Jr.
                                     -------------------------
                                 Name:  Walter D. Carter, Jr.
                                 Title: Assistant Treasurer


                                 UCAR GLOBAL ENTERPRISES INC.,

                                 By: /s/ Walter D. Carter, Jr.
                                     -------------------------
                                 Name:  Walter D. Carter, Jr.
                                 Title: Assistant Treasurer


                                 UCAR FINANCE INC.,

                                 By: /s/ Walter D. Carter, Jr.
                                     -------------------------
                                 Name:  Walter D. Carter, Jr.
                                 Title: Assistant Treasurer


                                 JPMORGAN CHASE BANK, as a Lender,
                                 and as Administrative Agent, Collateral
                                 Agent and Issuing Bank,

                                 By: /s/ Jim Ramage
                                     --------------
                                 Name:  Jim Ramage
                                 Title: Managing Director

Signature Page to Fifth Amendment to UCAR Finance Inc. Credit Agreement.



                                 CREDIT SUISSE FIRST BOSTON

                                 By: /s/ Paul J. Corona
                                     ------------------
                                 Name:  Paul J. Corona
                                 Title: Director

                                 By: /s/ Mark E. Gleason
                                     -------------------
                                 Name:  Mark E. Gleason
                                 Title: Director



                                 BANK OF AMERICA, N.A.

                                 By: /s/ Harold L. Norman
                                     --------------------
                                 Name:  Harold L. Norman
                                 Title: Managing Director



                                 FLEET NATIONAL BANK

                                 By: /s/ Irene Bertozzi Bartenstein
                                     ------------------------------
                                 Name:  Irene Bertozzi Bartenstein
                                 Title: Vice President



                                 THE BANK OF NOVA SCOTIA

                                 By: /s/ Todd Meller
                                     ---------------
                                 Name:  Todd Meller
                                 Title: Managing Director



                                 FIRST UNION NATIONAL BANK

                                 By: /s/ Robert Brown
                                     ----------------
                                 Name:  Robert Brown
                                 Title: Vice President


                                 ABN AMRO BANK N.V.

                                 By: /s/  James S. Kreitler
                                     ---------------------
                                 Name:  James S. Kreitler
                                 Title: Group Vice President

                                 By: /s/ Craig W. Trautwein
                                     ----------------------
                                 Name:  Craig W. Trautwein
                                 Title: Vice President



                                 CREDIT LYONNAIS NEW YORK BRANCH

                                 By: /s/  Attila Koc
                                     ---------------
                                 Name:  Attila Koc
                                 Title: Senior Vice President



                                 MELLON BANK, N.A.

                                 By: /s/ Peter K. Lee
                                     ----------------
                                 Name:  Peter K. Lee
                                 Title: Vice President



                                 INDUSTRIAL BANK OF JAPAN, LIMITED

                                 By: /s/ John Dippo
                                     --------------
                                 Name:  John Dippo
                                 Title: Senior Vice President



                                 CREDIT INDUSTRIEL ET COMMERCIAL

                                 By: /s/  Gary George
                                     ----------------
                                 Name:  Gary George
                                 Title: Manager

                                 By: /s/  Tim Huband
                                     ---------------
                                 Name:  Time Huband
                                 Title: Manager

                                 GENERAL ELECTRIC CAPITAL CORPORATION

                                 By: /s/ Gregory L. Hong
                                     -------------------
                                 Name:  Gregory L. Hong
                                 Title: Duly Authorized Signatory




                                 THE BANK OF NEW YORK

                                 By: /s/ Christine T. Rio
                                     --------------------
                                 Name:  Christine T. Rio
                                 Title: Vice President



                                 CREDIT AGRICOLE INDOSUEZ

                                 By: /s/ Larry Materi
                                     ----------------
                                 Name:  Larry Materi
                                 Title: Vice President

                                 By: /s/ Theodore D. Tice
                                     --------------------
                                 Name:  Theodore D. Tice
                                 Title: Senior Relationship Manager



                                 PNC BANK NATIONAL ASSOCIATION

                                 By: /s/  Louis K. Mclinden, Jr.
                                     ---------------------------
                                 Name:  Louis K. McLinded, Jr.
                                 Title: Vice President



                                 CIBC WORLD MARKETS PLC

                                 By: /s/ S.E.Devane
                                     --------------
                                 Name:  S. E. DeVane
                                 Title: Authorized Signatory

                                 THE FUJI BANK, LIMITED

                                 By: /s/ John Doyle
                                     --------------
                                 Name:  John Doyle
                                 Title: Vice President and Manager



                                 PB CAPITAL CORPORATION

                                 By: /s/ Christopher J. Ruzzi
                                     ------------------------
                                 Name:  Christopher J. Ruzzi
                                 Title: Vice President

                                 By: /s/ Aurelio Almonte
                                     -------------------
                                 Name:   Aurelio Almonte
                                 Title:  Associate



                                 NATIEXIS BANQUES POPULAIRES

                                 By: /s/ Frank H. Madden
                                     -------------------
                                 Name:  Frank H. Madden
                                 Title: Vice President & Group Manager

                                 By: /s/ Harris Frommer
                                     ------------------
                                 Name:  Harris Frommer
                                 Title: Assistant Vice President



                                 BANK PEKAO SA

                                 By: /s/ Hussein B. El-Tawil
                                     -----------------------
                                 Name:  Hussein B. El-Tawil
                                 Title: Vice President

                                 MONUMENT CAPITAL LTD., as Assignee
                                 By:  Alliance Capital Management L.P.,
                                 As Investment Manager
                                 By: Alliance Capital Management Corporation, as General Partner

                                 By: /s/ Sverker Johansson
                                     ---------------------
                                 Name:  Sverker Johansson
                                 Title: Vice President



                                 AIMCO CDO SERIES 2000-A

                                 By: /s/ Jerry D. Zinkula
                                     --------------------
                                 Name:  Jerry D. Zinkula
                                 Title: Authorized Signatory

                                 By: /s/ Chris Goergen
                                     -----------------
                                 Name:  Chris Georgen
                                 Title: Authorized Signatory



                                 ALLSTATE LIFE INSURANCE COMPANY

                                 By: /s/ Jerry D. Zinkula
                                     --------------------
                                 Name:  Jerry D. Zinkula
                                 Title: Authorized Signatory

                                 By: /s/ Chris Goergen
                                     -----------------
                                 Name:  Chris Georgen
                                 Title: Authorized Signatory



                                 SIMCO CLO SERIES 2001-A

                                 By: /s/ Jerry D. Zinkula
                                     --------------------
                                 Name:  Jerry D. Zinkula
                                 Title: Authorized Signatory

                                 By: /s/ Chris Goergen
                                     -----------------
                                 Name:  Chris Georgen
                                 Title: Authorized Signatory

                                 AMMC CDO I, LIMITED
                                 By: American Money Management Corp., as
                                 Collateral Manager

                                 By: /s/ David P. Meyer
                                     ------------------
                                 Name:   David P. Meyer
                                 Title:  Vice President



                                 AMMC CDO II, LIMITED
                                 By: American Money Management Corp., as
                                 Collateral Agent

                                 By: /s/ David P. Meyer
                                     ------------------
                                 Name:  David P. Meyer
                                 Title: Vice President



                                 ARES III CLO LTD.
                                 By: ARES CLO Management LLC, Investment
                                 Manager

                                 By: /s/ Seth J. Brufsky
                                     -------------------
                                 Name:  Seth J. Brufsky
                                 Title: Vice President



                                 ARES IV CLO LTD.
                                 By: Ares CLO Management IV, L.P.,
                                 Investment Manager
                                 By: Ares CLO GP IV, LLC, Its Managing
                                 Member

                                 By: /s/ Seth J. Brufsky
                                     -------------------
                                 Name:  Seth J. Brufsky
                                 Title: Vice President

                                 ARES LEVERAGED INVESTMENT FUND II,
                                 L.P.
                                 By: ARES Management II, L.P.
                                 Its General Partner

                                 By: /s/ Seth J. Brufsky
                                     -------------------
                                 Name:  Seth J. Brufsky
                                 Title: Vice President



                                 ARES V CLO LTD.
                                 By: Ares CLO Management V, L.P., Investment
                                 Manager
                                 By: Ares CLO GP V, LLC, Its Managing
                                 Member

                                 By: /s/ Seth J. Brufsky
                                     -------------------
                                 Name:  Seth J. Brufsky
                                 Title: Vice President



                                 Sankaty Adivsors, Inc., as Collateral Manager for BRANT POINT CBO 1999-1 LTD., as Term Lender

                                 By: /s/ Diane J. Exter
                                     ------------------
                                 Name:  Diane J. Exter
                                 Title: Managing Director
                                        Portfolio Manager



                                 Sankaty Advisors, Inc., as Collateral Manager for GREAT POINT CLO 1999-1 LTD., as Term Lender

                                 By: /s/ Diane J. Exter
                                     ------------------
                                 Name:  Diane J. Exter
                                 Title: Managing Director
                                        Portfolio Manager

                                 Sankaty Advisors, Inc., as Collateral Manager for RACE POINT CLO, LIMITED, as Term
                                 Lender

                                 By: /s/ Diane J. Exter
                                     ------------------
                                 Name:  Diane J. Exter
                                 Title: Managing Director
                                        Portfolio Manager



                                 SANKATY HIGH YIELD ASSET
                                 PARTNERS, L.P.

                                 By: /s/ Diane J. Exter
                                     ------------------
                                 Name:  Diane J. Exter
                                 Title: Managing Director
                                        Portfolio Manager



                                 SANKATY HIGH YIELD PARTNERS III, L.P.

                                 By: /s/ Diane J. Exter
                                     ------------------
                                 Name:  Diane J. Exter
                                 Title: Managing Director
                                        Portfolio Manager



                                 HARBOUR TOWN FINDING TRUST

                                 By: /s/ Kelly W. Warnement
                                     ----------------------
                                 Name:  Kelly W. Warnement
                                 Title: Authorized Agent



                                 RIVIERA FUNDING LLC
                                 By: /s/ Diana L. Mushill
                                     --------------------
                                 Name:  Diana L. Mushill
                                 Title: Assistant Vice President

                                 APEX (TRIMARAN) CDO I, LTD.
                                 By Trimaran Advisors, L.L.C.

                                 By: /s/ David A. Millison
                                     ---------------------
                                 Name:  David A. Millison
                                 Title: Managing Director



                                 SAWGRASS TRADING LLC

                                 By: /s/ Ann E. Morris
                                     -----------------
                                 Name:  Ann E. Morris
                                 Title: Assistant Vice President


                                 CARLYLE HIGH YIELD PARTNERS II, LTD.

                                 By: /s/ Linda M. Pace
                                     -----------------
                                 Name:  Linda M. Pace
                                 Title: Vice President



                                 CARLYLE HIGH YIELD PARTNERS III, LTD.

                                 By: /s/ Linda M. Pace
                                     -----------------
                                 Name:  Linda M. Pace
                                 Title: Vice President



                                 CARLYLE HIGH YIELD PARTNERS, L.P.

                                 By: /s/ Linda M. Pace
                                     -----------------
                                 Name:  Linda M. Pace
                                 Title: Vice President



                                 KZH CNC LLC

                                 By: /s/ Susan Lee
                                     -------------
                                 Name:  Susan Lee
                                 Title: Authorized Agent

                                 WINGED FOOT FUNDING TRUST

                                 By: /s/ Diana L. Mushill
                                     --------------------
                                 Name:  Diana L. Mushill
                                 Title: Authorized Agent



                                 EATON VANCE SENIOR INCOME TRUST
                                 By: Eaton Vance Management
                                 As Investment Advisor

                                 By: /s/ Barbara Campbell
                                     --------------------
                                 Name:  Barbara Campbell
                                 Title: Vice President



                                 GRAYSON & CO.
                                 By: Boston Management and Research
                                 As Investment Advisor

                                 By: /s/ Barbara Campbell
                                     --------------------
                                 Name:  Barbara Campbell
                                 Title: Vice President



                                 SENIOR DEBT PORTFOLIO
                                 By: Boston Management and Research
                                 As Investment Advisor

                                 By: /s/ Barbara Campbell
                                     --------------------
                                 Name:  Barbara Campbell
                                 Title:  Vice President



                                 GENERAL ELECTRIC CAPITAL
                                 CORPORATION

                                 By: /s/ Gregory Hong
                                     ----------------
                                 Name:  Gregory Hong
                                 Title: Duly Authorized Signatory

                                 HARCH CLO I, LTD.

                                 By: /s/ Michael E. Lewitt
                                     ---------------------
                                 Name:  Michael E. Lewitt
                                 Title: Authorized Signatory



                                 BLUE SQUARE FUNDING SERIES 3
                                 By: Bankers Trust Company, as Trustee

                                 By: /s/ Susan Anderson
                                     ------------------
                                 Name:  Susan Anderson
                                 Title: Assistant Vice President



                                 ELF FUNDING TRUST I
                                 By: Highland Capital Management, L.P.
                                 As Collateral Manager

                                 By: /s/ Todd Travers
                                     ----------------
                                 Name:  Todd Travers
                                 Title: Senior Portfolio Manager



                                 GLENEAGLES TRADING LLC

                                 By: /s/ Diana L. Mushill
                                     --------------------
                                 Name:  Diana L. Mushill
                                 Title: Assistant Vice President



                                 PAMCO CAYMAN LTD.
                                 By: Highland Capital Management, L.P.
                                 As Collateral Manager

                                 By: /s/ Todd Travers
                                     ----------------
                                 Name:  Todd Travers
                                 Title: Senior Portfolio Manager

                                 INDOSUEZ CAPITAL FUNDING IV, L.P.
                                 By: RBC Leveraged Capital as Portfolio
                                 Advisor

                                 By: /s/ Melissa Marano
                                     ------------------
                                 Name:  Melissa Marano
                                 Title: Director



                                 ARCHIMEDES FUNDING II, LTD.
                                 By: ING Capital Advisors LLC,
                                 As Collateral Manager

                                 By: /s/ Gordon R. Cook
                                     ------------------
                                 Name:  Gordon R. Cook
                                 Title: Senior Vice President
                                        & Portfolio Manager



                                 ARCHIMEDES FUNDING III, LTD.
                                 By: ING Capital Advisors LLC,
                                 As Collateral Manager

                                 By: /s/ Gordon R. Cook
                                     ------------------
                                 Name:  Gordon R. Cook
                                 Title: Senior Vice President
                                        & Portfolio Manager



                                 KZH ING-1 LLC

                                 By: /s/ Susan Lee
                                     -------------
                                 Name:  Susan Lee
                                 Title: Authorized Agent



                                 KZH ING-2 LLC

                                 By: /s/ Susan Lee
                                     -------------
                                 Name:  Susan Lee
                                 Title: Authorized Agent

                                 KZH ING-3 LLC

                                 By: /s/ Susan Lee
                                     -------------
                                 Name:  Susan Lee
                                 Title: Authorized Agent



                                 SEQUILS-ING I (HBDGM), LTD.
                                 By: ING Capital Advisors LLC,
                                 As Collateral Manager

                                 By: /s/ Gordon R. Cook
                                     ------------------
                                 Name:  Gordon R. Cook
                                 Title: Senior Vice President
                                        & Portfolio Manager



                                 SWISS LIFE US RAINBOW LIMITED
                                 By: ING Capital Advisors LLC,
                                 As Collateral Manager

                                 By: /s/ Gordon R. Cook
                                     ------------------
                                 Name:  Gordon R. Cook
                                 Title: Senior Vice President
                                        & Portfolio Manager



                                 COPERNICUS CDO EURO-I B.V.
                                 By: ING Capital Advisors LLC, as Collateral
                                 Manager

                                 By: /s/ Gordon R. Cook
                                     ------------------
                                 Name:  Gordon R. Cook
                                 Title: Senior Vice President
                                        & Portfolio Manager

                                 AERIES FINANCE-II LTD.
                                 By: INVESCO Senior Secured Management,
                                 Inc. as Sub-Managing Agent

                                 By: /s/ Gregory Stockle
                                     -------------------
                                 Name:  Gregory Stockle
                                 Title: Authorized Signatory



                                 AMARA 2 FINANCE LTD.
                                 By: INVESCO Senior Secured Management,
                                 Inc. as Sub-Advisor

                                 By: /s/ Gregory Stockle
                                     -------------------
                                 Name:  Gregory Stockle
                                 Title: Authorized Signatory



                                 AVALON CAPITAL LTD.
                                 By: INVESCO Senior Secured Management,
                                 Inc. as Portfolio Advisor

                                 By: /s/ Gregory Stockle
                                     -------------------
                                 Name:  Gregory Stockle
                                 Title: Authorized Signatory



                                 AVALON CAPITAL LTD. 2
                                 By: INVESCO Senior Secured Management,
                                 Inc. as Portfolio Advisor

                                 By: /s/ Gregory Stockle
                                     -------------------
                                 Name:  Gregory Stockle
                                 Title: Authorized Signatory



                                 CERES II FINANCE LTD.
                                 By: INVESCO Senior Secured Management,
                                 Inc. as Sub-Managing Agent (Financial)

                                 By: /s/ Gregory Stockle
                                     -------------------
                                 Name:  Gregory Stockle
                                 Title: Authorized Signatory

                                 CHARTER VIEW PORTFOLIO
                                 By: INVESCO Senior Secured Management,
                                 Inc. as Investment Advisor

                                 By: /s/ Gregory Stockle
                                     -------------------
                                 Name:  Gregory Stockle
                                 Title: Authorized Signatory
                                 TRITON CDO IV, LIMITED
                                 By: INVESCO Senior Secured Management,
                                 Inc. as Investment Advisor

                                 By: /s/ Gregory Stockle
                                     -------------------
                                 Name:  Gregory Stockle
                                 Title: Authorized Signatory



                                 KATONAH I, LTD.

                                 By: /s/ Ralph Della Rocca
                                     ---------------------
                                 Name:  Ralph Della Rocca
                                 Title: Authorized Officer
                                        Katonah Capital, L.L.C.
                                        as Manager



                                 KATONAH II, LTD.

                                 By: /s/ Ralph Della Rocca
                                     ---------------------
                                 Name:  Ralph Della Rocca
                                 Title: Authorized Officer
                                        Katonah Capital, L.L.C.
                                        as Manager



                                 MAPLEWOOD (CAYMAN) LTD.
                                 By: Mass Mutual Life Insurance Co.
                                 As Investment Manager

                                 By: /s/ Steven J. Katz
                                     ------------------
                                 Name:  Steven J. Katz
                                 Title: Second Vice President and
                                        Associate General Counsel

                                 MASSACHUSETTS MUTUAL LIFE
                                 INSURANCE COMPANY

                                 By: /s/ Steven J. Katz
                                     ------------------
                                 Name:  Steven J. Katz
                                 Title: Second Vice President and
                                        Associate General Counsel
                                 SIMSBURY CLO, LTD.
                                 By: Mass Mutual Life Insurance Co.
                                 As Collateral Manager

                                 By: /s/ Steven J. Katz
                                     ------------------
                                 Name:  Steven J. Katz
                                 Title: Second Vice President and
                                        Associate General Counsel



                                 MOUNTAIN CAPITAL CLO II LTD.

                                 By: /s/ Guy Major
                                     -------------
                                 Name:  Guy Major
                                 Title: Director



                                 MUZINICH CASHFLOW CBO LTD.

                                 By: /s/ Daniel Naccarella
                                     ---------------------
                                 Name:  Daniel Naccarella
                                 Title: Authorized Signatory



                                 OCTAGON INVESTMENT PARTNERS II,
                                 LLC
                                 By: Octagon Credit Investors, LLC
                                 As sub-investment manager

                                 By: /s/ Michael B. Nechamkin
                                     ------------------------
                                 Name:  Michael B. Nechamkin
                                 Title: Portfolio Manager

                                 OCTAGON INVESTMENT PARTNERS III,
                                 LTD
                                 By: Octagon Credit Investors, LLC
                                 As Portfolio Manager

                                 By: /s/ Michael B. Nechamkin
                                     ------------------------
                                 Name:  Michael B. Nechamkin
                                 Title: Portfolio Manager


                                 OCTAGON INVESTMENT PARTNERS IV,
                                 LTD
                                 By: Octagon Credit Investors, LLC
                                 As collateral manager

                                 By: /s/ Michael B. Nechamkin
                                     ------------------------
                                 Name:  Michael B. Nechamkin
                                 Title: Portfolio Manager



                                 ADDISON CDO, LIMITED (ACCT 1279)
                                 BY: Pacific Investment Management Company
                                 LLC, as its Investment Advisor

                                 By: /s/ Mohan V. Phansalkar
                                     -----------------------
                                 Name:  Mohan V. Phansalkar
                                 Title: Executive Vice President



                                 ATHENA CDO, LIMITED (ACCT 1277)
                                 BY: Pacific Investment Management Company
                                 LLC, as its Investment Advisor

                                 By: /s/ Mohan V. Phansalkar
                                     -----------------------
                                 Name:  Mohan V. Phansalkar
                                 Title: Executive Vice President



                                 BEDFORD CDO, LIMITED (ACCT 1276)
                                 BY: Pacific Investment Management Company
                                 LLC, as its Investment Advisor

                                 By: /s/ Mohan V. Phansalkar
                                     -----------------------
                                 Name:  Mohan V. Phansalkar
                                 Title: Executive Vice President

                                 CAPTIVA III FINANCE LTD. (ACCT 275),
                                 As Advised by Pacific Investment Management
                                 Company LLC

                                 By: /s/ David Dyer
                                     --------------
                                 Name:  David Dyer
                                 Title: Director



                                 DELANO COMPANY (ACCT 274)
                                 BY: Pacific Investment Management Company
                                 LLC, as its Investment Advisor

                                 By: /s/ Mohan V. Phansalkar
                                     -----------------------
                                 Name:  Mohan V. Phansalkar
                                 Title: Executive Vice President



                                 JISSEKIKUN FUNDING, LTD. (ACCT 1228)
                                 BY: Pacific Investment Management Company
                                 LLC, as its Investment Advisor

                                 By: /s/ Mohan V. Phansalkar
                                     -----------------------
                                 Name:  Mohan V. Phansalkar
                                 Title: Executive Vice President



                                 JACKSON NATIONAL LIFE INSURANCE
                                 COMPANY
                                 By:  PPM America, Inc., as Attorney-in-Fact

                                 By: /s/ David C. Wagner
                                     -------------------
                                 Name:  David C. Wagner
                                 Title: Managing Director



                                 PPM SPYGLASS FUNDING TRUST

                                 By: /s/ Diana L. Mushill
                                     --------------------
                                 Name:  Diana L. Mushill
                                 Title: Authorized Agent

                                 KZH RIVERSIDE LLC

                                 By: /s/ Susan Lee
                                     -------------
                                 Name:  Susan Lee
                                 Title: Authorized Agent



                                 SCUDDER FLOATING RATE FUND

                                 By: /s/ Kenneth Weber
                                     -----------------
                                 Name:  Kenneth Weber
                                 Title: Senior Vice President



                                 STANFIELD CLO LTD.
                                 By:  Stanfield Capital Partners LLC
                                 as its Collateral Manager

                                 By: /s/ Christopher E. Jansen
                                     -------------------------
                                 Name:  Christopher E. Jansen
                                 Title: Managing Partner



                                 HAMILTON CDO, LTD.
                                 By: Stanfield Capital Pertners LLC
                                 As its Collateral Manager

                                 By: /s/ Christopher E. Jansen
                                     -------------------------
                                 Name:  Christopher E. Jansen
                                 Title: Managing Partner



                                 STANFIELD/RMF TRANSATLANTIC CDO
                                 LTD.
                                 By:  Stanfield Capital Partners LLC
                                 as its Collateral Manager

                                 By: /s/ Christopher E. Jansen
                                     -------------------------
                                 Name:  Christopher E. Jansen
                                 Title: Managing Partner

                                 LIBERTY - STEIN ROE ADVISOR
                                 FLOATING RATE ADVANTAGE FUND
                                 By: Stein Roe & Farnham Incorporated, as
                                 Advisor

                                 By: /s/ James R. Fellows
                                     --------------------
                                 Name:  James R. Fellows
                                 Title: Senior Vice President & Portfolio
                                        Manager



                                 SRF 2000 LLC

                                 By: /s/ Diana Mushill
                                     -----------------
                                 Name:  Diana Mushill
                                 Title: Assistant Vice President



                                 SRF TRADING, INC.

                                 By: /s/ Diana Mushill
                                     -----------------
                                 Name:  Diana Mushill
                                 Title: Assistant Vice President



                                 STEIN ROE & FARNHAM CLO I LTD.
                                 By: Stein Roe & Farnham Incorporated, as
                                 Portfolio Manager

                                 By: /s/ James R. Fellows
                                     --------------------
                                 Name:  James R. Fellows
                                 Title: Senior Vice President & Portfolio
                                        Manager

                                 STEIN ROE FLOATING RATE LIMITED
                                 LIABILITY COMPANY

                                 By: /s/ James R. Fellows
                                     --------------------
                                 Name:  James R. Fellows
                                 Title: Senior Vice President
                                        Stein Roe & Farnham Incorporated, as
                                        Advisor to the Stein RoeFloating Rate
                                        Limited Liability Company



                                 GALAXY CLO 1999-1, LTD.
                                 By:  SAI Investment Advisor, Inc.
                                 Its Collateral Manager

                                 By: /s/  John G. Latham
                                     -------------------
                                 Name:  John G. Latham
                                 Title: Authorized Agent



                                 KZH SOLIEL - 2 LLC

                                 By: /s/ Susan Lee
                                     -------------
                                 Name:  Susan Lee
                                 Title: Authorized Agent



                                 TORONTO DOMINION (NEW YORK), INC.

                                 By: /s/ Gwen Zirkle
                                     ---------------
                                 Name:  Gwen Zirkle
                                 Title: Vice President



                                 VAN KAMPEN CLO II, LIMITED
                                 By: Van Kampen Management Investment
                                 Advisory Corp. as Collateral Manager

                                 By: /s/ Darvin D. Pierce
                                     --------------------
                                 Name:  Darvin D. Pierce
                                 Title: Executive Director

                                 VAN KAMPEN PRIME RATE INCOME
                                 TRUST
                                 By: Van Kampen Investment Advisory Corp.

                                 By: /s/ Darvin D. Pierce
                                     --------------------
                                 Name:  Darvin D. Pierce
                                 Title: Executive Director



                                 VAN KAMPEN SENIOR INCOME TRUST
                                 By: Van Kampen Investment Advisory Corp.

                                 By: /s/ Darvin D. Pierce
                                     --------------------
                                 Name:  Darvin D. Pierce
                                 Title: Executive Director



                                 VAN KAMPEN SENIOR FLOATING RATE FUND
                                 By: Van Kampen Investment Advisory Corp.

                                 By: /s/ Darvin D. Pierce
                                     --------------------
                                 Name:  Darvin D. Pierce
                                 Title: Executive Director

                                    EXHIBIT A
                            TERM SHEET - SENIOR NOTES


ISSUER:                             UCAR Finance Inc.

PARENT COMPANY GUARANTORS:          UCAR International Inc. and UCAR Global
                                    Enterprises Inc.

PRINCIPAL AMOUNT:                   $250 - 400 million

RANKING:                            Senior

TERM:                               8 - 10 years

OPTIONAL REDEMPTION:                4 - 5 year non-call protection

CLAWBACK:                           Up to 35% of the Notes may be redeemed at
                                    any time within __ years with the proceeds of an equity offering or at any time with net proceeds from our lawsuit initiated against our former parents.

CHANGE OF CONTROL PUT:              Change of control put at 101%

CUSTOMARY COVENANTS:                LIMITATION ON INDEBTEDNESS

                                    LIMITATION ON RESTRICTED PAYMENTS

                                    LIMITATION ON MERGERS AND CONSOLIDATIONS

                                    LIMITATION ON ASSET SALES

                                    LIMITATION ON PAYMENTS RESTRICTIONS
                                    AFFECTING SUBSIDIARIES

                                    LIMITATION ON TRANSACTIONS WITH AFFILIATES

                                    LIMITATION ON LIENS

USE OF NET PROCEEDS:                100% of first $200 million (first $250
                                    million, if offering is more than $300
                                    million) and 50% of balance to be used to repay senior secured term bank debt; balance to be used for working capital and general corporate purposes (to reduce revolver pending use)

STRUCTURE:                          Same as senior secured lenders (excluding
                                    security except for pledge of unsecured
                                    notes and, at any time that Graftech is not a guarantor of the Senior Notes, junior security on the shares of Graftech held by
                                    us)

                                    Senior unsecured guarantees by virtually all U.S. subsidiaries

                                    Equivalent structure by foreign subsidiaries
                                    (which cannot give guarantees for tax
                                    reasons):

                                            Foreign subsidiaries issue senior
                                            unsecured intercompany notes to UCAR
                                            Finance, in a principal amount equal
                                            to Senior Notes

                                            These notes are pledged to secure
                                            repayment of the Senior Notes

                                            No material priority debt incurred
                                            by foreign subsidiaries at the date
                                            of issuance of the Senior Notes,
                                            except secured intercompany notes to
                                            UCAR Finance, which are pledged to
                                            senior lenders

                                    Graftech and its subsidiaries will guarantee the Senior Notes on a senior unsecured basis:

                                            Unless we determine that the SEC
                                            reporting requirements would be
                                            unduly burdensome or detrimental to
                                            Graftech's business, in which case
                                            we would give a junior pledge on the
                                            shares of Graftech held by us to
                                            secure the Senior Notes

                                            Until Graftech either completes an
                                            IPO or we or Graftech sell privately
                                            a material portion of the equity of
                                            Graftech, at which time the
                                            guarantee would be released and a
                                            junior pledge would be created